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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 29, 2003

                               HMS HOLDINGS CORP.

             (Exact name of registrant as specified in its charter)


      New York                       0-50194              11-3656261
(State of Incorporation)     (Commission File Number)     (I.R.S. Employer
                                                          Identification Number)


                401 Park Avenue South, New York, New York 10016
               (Address of principal executive offices, zip code)

                                 (212) 725-7965
              (Registrant's telephone number, including area code)

                                 Not Applicable
              (Former name, former address, and former fiscal year,
                         if changed since last report.)
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

      99.1 Press Release dated July 29, 2003 (furnished pursuant to Item 12 of Form 8-K).

ITEM 12. RESULT OF OPERATIONS AND FINANCIAL CONDITION

      On July 29, 2003, HMS Holdings Corp. issued a press release announcing its financial results for the quarter ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1.

      The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933 or the Exchange Act.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 29, 2003


                                             HMS Holdings Corp.


                                             By: /s/ William F. Miller III
                                             -----------------------------------
                                             William F. Miller III
                                             Chairman and
                                             Chief Executive Officer
                                             (Principal Executive Officer)



                                             By: /s/ Philip Rydzewski
                                             -----------------------------------
                                             Philip Rydzewski
                                             Chief Financial Officer
                                             (Principal Financial Officer and
                                             Accounting Officer)